UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

OPGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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9717 Key West Ave, Suite 100

Rockville, MD 20850

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2021

October 29, 2021

Dear Stockholders of OpGen, Inc.:

You are cordially invited to a Special Meeting of Stockholders (the “Special Meeting”) of OpGen, Inc. (the “Company”) to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850, on December 8, 2021, beginning at 10:00 am, local time.

The Special Meeting has been called by the Board of Directors to submit to stockholders for approval the following matters:

1.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to reduce the stockholder approval requirement for changes to the Charter to a majority of the outstanding shares entitled to vote;
2.	An amendment to the Charter to increase the authorized number of shares of capital from 60,000,000 shares to 110,000,000, and the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares; and
3.	The approval of a proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. Two.

A Proxy Statement describing these matters to be acted upon at the Special Meeting is attached. No other matters will be considered at the Special Meeting.

Your vote is important. The Company made the proposal to stockholders to increase the number of authorized shares of common stock at its 2021 Annual Meeting of Stockholders held on June 9, 2021, but was not able to secure the vote needed to address this proposal, therefore the proposal was adjourned. On August 4, 2021, the Company withdrew such proposal and cancelled the adjournment of its annual meeting because it was not able to secure the votes needed to implement the proposal.

Enclosed is a proxy that will entitle you to vote your shares on the matters presented at the Special Meeting, even if you are unable to attend in person. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Special Meeting, or follow the instructions in the accompanying proxy materials to vote via the internet. Regardless of the number of shares you own, please be sure you are represented at the Special Meeting either by attending in person or by returning your proxy or voting on the internet as soon as possible.

If you have any questions, please contact our proxy solicitor, Alliance Advisors at 800-574-6217.

On behalf of OpGen, Inc., I thank you for your ongoing interest and investment in our company.

Sincerely,

William E. Rhodes, III

Chairman of the Board of Directors

9717 Key West Ave, Suite 100

Rockville, MD 20850

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2021

October 29, 2021

Dear Stockholders of OpGen, Inc.:

The Board of Directors (the “Board”) of OpGen, Inc., a Delaware corporation (the “Company”) has called for a Special Meeting of stockholders (the “Special Meeting”), to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on December 8, 2021, beginning at 10:00 am local time, for the following purposes:

1.	Stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to reduce the stockholder approval requirement for changes to the Charter to a majority of the outstanding shares entitled to vote;
2.	Stockholder approval of an amendment to the Charter to increase the authorized number of shares of capital from 60,000,000 shares to 110,000,000, and the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares; and
3.	The approval of a proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. Two.

No other matters will be considered at the Special Meeting.

Pursuant to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), the Board has fixed the close of business on October 19, 2021 as the record date for determination of the stockholders entitled to vote at the Special Meeting and any adjournments or postponements thereof. Please complete, sign and submit your proxy, which is solicited by the Board of Directors, as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You can ensure that your shares are voted at the Special Meeting by voting via the internet or by completing, signing and returning the enclosed proxy. If you do attend the Special Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

This Notice of Special Meeting of Stockholders, Proxy Statement and the proxy card are available online at: http://www.pstvote.com/opgenspecial2021.

BY ORDER OF THE BOARD OF DIRECTORS,

Oliver Schacht, Ph.D.

Chief Executive Officer

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

Table of Contents

Page

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2021	1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	2
Q: What is the purpose of the Special Meeting?	2
Q: Who is entitled to vote at the Special Meeting?	2
Q: How do I vote?	2
Q: What shares may I vote?	2
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
Q: What are the recommendations of the Board?	3
Q: What constitutes a quorum at the Special Meeting?	3
Q: What vote is required to approve each proposal?	3
Q: What is the effect of abstentions and broker non-votes?	4
Q: May I change my vote?	4
Q: Who is paying for this proxy solicitation?	4
Q: Am I entitled to dissenters’ rights?	4
Q: How can I find out the results of the voting at the Special Meeting?	4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5

MANAGEMENT	6
Board of Directors	6
Executive Officers	7
Board and Board Committees	8
Independence of the Board of Directors	8
Board Committees	8
Nomination of Directors	10
Board Leadership Structure	10
Board Role in Risk Management	10
Code of Ethics	11
Certain Relationships and Related Person Transactions	11
Policies for Approval of Related Person Transactions	11
Communications with the Board of Directors	11
Procedures for Nominating a Director Candidate	11

PROPOSALS TO BE ACTED UPON AT THE SPECIAL MEETING	12
PROPOSAL NO. ONE – APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CHARTER”) TO REDUCE THE STOCKHOLDER VOTE REQUIREMENT FOR FUTURE CHANGES TO THE CHARTER.	12
Background of and Rationale for the Proposal	12
Recommendation of the Board of Directors	14
PROPOSAL NO. TWO – APPROVAL OF AMENDMENT TO THE CHARTER TO INCREASE THE AUTHORIZED SHARES	14
Background of and Rationale for the Proposal	14
Recommendation of the Board of Directors	15
RISKS TO THE COMPANY IF THESE PROPOSALS ARE NOT APPROVED	15
PROPOSAL NO. THREE - TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. TWO.	16
Background of and Rationale for the Proposal	16
Vote Required	16
Recommendation of the Board of Directors	16

OTHER MATTERS	17

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	17

STOCKHOLDER PROPOSALS	17

i

9717 Key West Ave, Suite 100

Rockville, MD 20850

SPECIAL MEETING PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2021

The Notice of Special Meeting, Proxy Statement and Proxy are available at: http://www.pstvote.com/opgenspecial2021

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of OpGen, Inc. (the “Company”) for a Special Meeting of Stockholders (the “Special Meeting”) and for any adjournment or postponement of the Special Meeting. The mailing of the notice of internet availability of these proxy materials will commence on October   , 2021.

The Special Meeting will be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on December 8, 2021, beginning at 10:00 am, local time. In this Proxy Statement, “we,” “us,” “our,” “OpGen” and the “Company” refer to OpGen, Inc.

This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.01 per share, or Series B Convertible Preferred Stock, par value $0.01 per share, as of the record date, which entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: What is the purpose of the Special Meeting?

A: The purposes of the Special Meeting are to hold a stockholder vote on the following matters:

1.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to reduce the stockholder approval requirement for changes to the Charter to a majority of the outstanding shares entitled to vote;
2.	An amendment to the Charter to increase the authorized number of shares of capital from 60,000,000 shares to 110,000,000, and the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares; and
3.	The approval of a proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. Two.

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Q: Who is entitled to vote at the Special Meeting?

A: Holders of record of our common stock and our Series B Convertible Preferred Stock (the “Preferred Stock”) as of the close of business on October 19, 2021, the record date for the Special Meeting, or the Record Date, will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock and Preferred Stock are entitled to vote on all matters brought before the Special Meeting.

As of the Record Date, there were 38,950,250 shares of common stock and 150,000 shares of Preferred Stock, convertible into 7,500,000 shares of common stock, outstanding and entitled to vote. Holders of common stock and Preferred Stock will vote on all matters as a single class. Holders are entitled to one vote for each share of common stock outstanding as of the Record Date, and holders of Preferred Stock are entitled to 30,000 votes for each share of Preferred Stock outstanding as of the Record Date.

You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

Q: How do I vote?

A: You may vote in person at the Special Meeting, vote by proxy through the internet or vote by proxy using the enclosed proxy card. To vote through the internet, go to http://www.pstvote.com/opgenspecial2021 and complete an electronic proxy card. You will be asked for a Control Number, which has been provided with the Notice of Internet Availability.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Special Meeting and vote. If you vote via the internet or properly complete your proxy card and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Special Meeting, in the sole discretion of the proxy.

If you have any questions regarding the voting process, please contact our proxy solicitor, Alliance Advisors, at 800-574-6217.

Q:  What shares may I vote?

A: You may vote all shares of common stock and Preferred Stock of the Company that you owned as of the close of business on the Record Date. These shares include:

1.                   those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the record date.

Each share of common stock is entitled to one vote. Each share of Preferred Stock is entitled vote at this Special Meeting and is entitled to 30,000 votes for each share of Preferred Stock outstanding.

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Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record: If your shares are registered directly in your name with OpGen’s transfer agent, Philadelphia Stock Transfer, Inc., or the Transfer Agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to OpGen or to vote your shares in person at the Special Meeting.

Beneficial Owner: If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.

Q: What are the recommendations of the Board?

A.       The Board recommends that you vote:

1.	“FOR” the proposed amendment to the Charter to reduce the stockholder approval requirement for changes to the Company’s charter to a majority of the outstanding shares entitled to vote;
2.	“FOR” the proposed amendment to the Charter to increase the authorized shares of common stock; and
3.	“FOR” the proposal to adjourn the Special Meeting if Proposal No. Two is not approved by the requisite vote.

No other matters may be brought before the Special Meeting.

Q: What constitutes a quorum at the Special Meeting?

A: The presence in person or by proxy of the holders of thirty-four percent (34%) of the votes represented by the outstanding common stock and the Preferred Stock is necessary to constitute a quorum at the Special Meeting. As of the Record Date, there were 38,950,250 shares of our common stock outstanding, entitled to one vote per share, and 150,000 shares of Preferred Stock, entitled to 30,000 votes per share. The presence of the holders of at least 1,543,243,085 of the votes entitled to be cast at the meeting will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum

Q: What vote is required to approve each proposal?

A: Each proposal has its own vote requirement as follows:

Proposal No. One: Proposed Amendment to Reduce the Stockholder Vote for Amendments to the Charter. The approval of the amendment to our Charter to reduce the stockholder vote required for future amendments to the Charter requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of outstanding shares of the capital stock of the Company present in person or represented by proxy and entitled to vote on the proposal. For purposes of this Special Meeting, the outstanding shares of the capital stock of the Company include 38,950,250 shares of common stock and 150,000 shares of Preferred Stock. The holders of common stock have the right to cast one (1) vote per share of common stock on this proposal, and the holders of Preferred Stock have the right to cast 30,000 votes per share of Preferred Stock on this proposal.

Proposal No. Two: Approval of Proposed Amendment to the Charter to Increase the Authorized Shares. Assuming that Proposal No. One receives the necessary vote for approval, the approval of the amendment to the Charter to increase the authorized shares of the Company requires the affirmative votes of a majority of the combined voting power of the outstanding shares of common stock and Preferred Stock, voting together, present in person or represented by proxy and entitled to vote on the proposal. If the Proposal No. One is not approved, the approval of the amendment to our Charter to increase the number of authorized shares requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the outstanding shares of common stock and Preferred Stock, voting together, present in person or represented by proxy and entitled to vote on the proposal. The holders of common stock have the right to cast one (1) vote per share of common stock on this proposal. The holders of Preferred Stock have the right to cast 30,000 votes per share of Preferred Stock on this proposal, provided, that such votes must be counted by the Company in the same proportion as the aggregate shares of common stock voted on this proposal. As an example, if the holders of 50.5% of the outstanding common stock are voted at the meeting in favor of Proposal No. Two, the Company can count 50.5% of the votes cast by the holder of the Preferred Stock as votes in favor of Proposal No. Two.

3

Proposal No. Three: Adjournment. The approval of the adjournment requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. Only the holders of outstanding shares of common stock are entitled to vote on this proposal.

Q: What is the effect of abstentions and broker non-votes?

A: An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Special Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders approved the proposals presented.

A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers do not have discretionary authority to vote on Proposals No. One and No. Two. Accordingly, brokers who do not receive instructions from the beneficial owner will be entitled to vote only on the adjournment proposal.

Q: May I change my vote?

A.       Yes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Special Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee.

Q: Who is paying for this proxy solicitation?

A.        We are paying for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company may retain a third party proxy solicitor for the Special Meeting, whose costs we estimate would be approximately $150,000. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Q:       Am I entitled to dissenters’ rights?

A: No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Charter, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Special Meeting.

Q:       How can I find out the results of the voting at the Special Meeting?

A: Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within three business days after the completion of the Special Meeting.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares of the Company’s common stock outstanding at the close of business on October 19, 2021 was 38,950,250 shares, and the number of shares of common stock issuable upon conversion of the Preferred Stock was 7,500,000 shares. The following table sets forth the beneficial ownership of the Company’s common stock, including, for this purpose, shares of common stock issuable upon the conversion of the Preferred Stock, as of October 19, 2021 by each Company director and executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options and warrants currently exercisable or exercisable within 60 days after October 19, 2021 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the knowledge of the directors and executive officers of the Company, as of October 19, 2021, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares representing more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below. Unless otherwise indicated, the address of each beneficial owner listed below is c/o OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850.

Name and Address of Beneficial Owner	Number of Shares of common stock	Percentage Beneficially Owned

Directors and Named Executive Officers
Johannes Bacher (1)	90,179	*
Mario Crovetto (2)	53,170	*
R. Donald Elsey (3)	51,000
Prabhavathi Fernandes, Ph.D. (4)	53,170	*
William E. Rhodes, III (5)	53,170	*
Oliver Schacht, Ph.D. (6)	196,608	*
Timothy C. Dec, former Chief Financial Officer (7)	2,351	*
All current Directors and Executive Officers as a group (6 individuals) (8)	497,297	1.26%

*       Constitutes less than 1% of our outstanding common stock.

(1)	Consists of (i) 25,000 shares of common stock and (ii) stock options to purchase 65,179 shares of common stock that are currently vested or that will become vested within 60 days.
(2)	Consists of stock options to purchase 53,170 shares of common stock that are currently vested or that will become vested within 60 days.
(3)	Consists of (i) 1,000 shares of common stock and (ii) stock options to purchase 50,000 shares of common stock that are currently vested or that will become vested within 60 days.
(4)	Consists of stock options to purchase 53,170 shares of common stock that are currently vested or that will become vested within 60 days.
(5)	Consists of stock options to purchase 53,170 shares of common stock that are currently vested or that will become vested within 60 days.
(6)	Consists of (i) 25,000 shares of common stock and (ii) stock options to purchase 171,608 shares of common stock that are currently vested or that will become vested within 60 days.
(7)	Consists of (i) 926 shares of common stock, (ii) stock options to purchase 1,229 shares of common stock that are vested and exercisable until November 18, 2021, and (iii) warrants to purchase 196 shares of common stock that are currently exercisable.
(8)	See the beneficial ownership described in footnotes (1) through (6).

5

MANAGEMENT

The Board of Directors of the Company, or the “Board,” are elected at the annual meeting of stockholders, and serve for the term for which each director is elected and until his or her successor is elected and qualified. Executive officers of the Company are elected by the Board, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. None of the executive officers or directors has been involved in any legal proceedings of the type requiring disclosure by the Company during the past ten years.

The following table sets forth the names and ages of all directors continuing in office, director nominees and executive officers of the Company and their respective positions with the Company as of the date of this Proxy Statement:

Name	Age	Position
Directors
William E. Rhodes, III	67	Chairman of the Board of Directors
Mario Crovetto	68	Director
R. Donald Elsey	68	Director
Prabhavathi Fernandes, Ph.D.	72	Director
Oliver Schacht, Ph.D.	51	Chief Executive Officer, Acting Chief Financial Officer and Director
Other Executive Officers
Johannes Bacher	52	Chief Operating Officer

Board of Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

William E. Rhodes, III. Mr. Rhodes has served on our Board since April 2020. Prior to that, Mr. Rhodes served as the Chairman of the Supervisory Board of Curetis N.V. since its Initial Public Offering (“IPO”) in 2015 until April 1, 2020. Mr. Rhodes is a healthcare executive with more than 30 years of experience in the healthcare industry. During his 14-year career at Becton, Dickinson and Company (BD, 1998-2012), Mr. Rhodes held several senior leadership positions, including roles as Worldwide President of BD Biosciences (2009-2011), a greater than $1 billion revenue segment of BD. He was also an Executive Officer of BD, and was responsible for corporate strategy and merger and acquisition functions for all of BD’s businesses. Furthermore, he founded BD Ventures, the venture capital arm of Becton, Dickinson and Co. Prior to Becton Dickinson, he served in senior business development positions at Johnson & Johnson and Pfizer Inc. Mr. Rhodes also served as president at The William-James Co. and has a track record of over 20 successful acquisitions and divestitures. He was director of Andor Technologies plc (2013-2014), and has served on the boards of Novocell Inc., Conticare Medical, Vitagen Inc., Cellector Inc. and the California Healthcare Institute, BIO, the San Jose State University Research Foundation and Silicon Valley Leadership Group. He currently serves as director of Third Day Advisors LLC (since 2013), Omega Group plc (since 2013), Paramit Corporation LLC (since 2014), and as a member of the Advisory Board of Cayuga Venture Fund (since 2013). Mr. Rhodes has a number of advisory roles with Cornell University, including serving on the Advisory Councils of the McGovern Family Center for Life Sciences (since 2013) and Entrepreneurship at Cornell (since 2015). He also was appointed to the Cornell College of Agriculture and Life Sciences Dean’s Council (2016) and served as a Venture Consultant for Cornell’s Blackstone Launchpad (2016). Moreover, he is on the Editorial Board of the journal Clinical and Translational Medicine. Mr. Rhodes holds a Master’s degree in International Business from Seton Hall University and a BSc degree from Cornell University. He originated eleven U.S. patents for novel topical drugs and has been a lecturer on entrepreneurship in life sciences, innovation technology and M&A at Cornell University, Seton Hall University and San Jose State University. Mr. Rhodes’ extensive senior executive leadership experience in the life sciences industry and multiple board roles including Chairman of the Supervisory Board of Curetis N.V. qualifies him for service as Chairman of our Board.

Mario Crovetto. Mr. Crovetto has served on our Board since April 2020. He served as the Chairman of the Audit Committee of Curetis N.V. since its IPO in 2015 until April 2020. Mr. Crovetto is currently serving as an independent advisor on M&A and corporate projects, notably integrations, divestments and financings since 2011. From 1999 to 2011, he was the Chief Financial Officer (“CFO”) of Eurand NV (Specialty Pharmaceuticals), which he took public to Nasdaq in 2007. From 1990 to 1999, he held various senior business positions at Recordati (Pharmaceuticals), including VP of Corporate Development, Division Manager of Diagnostics and Chief Financial Officer. Prior to that, he held various positions at Montedison (Specialty Chemicals), Digital Equipment Corporation, Mobil and SIAR (Management Consulting). Mr. Crovetto’s extensive experience as a finance executive including his role as CFO of a publicly traded life sciences company as well as his previous role as Chairman of the audit committee at Curetis qualifies him for service on the Board and as a member of the Audit Committee.

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R. Donald Elsey. Mr. Elsey has served on our Board since February 2019. Mr. Elsey is a biotechnology, life sciences and high technology industries veteran with extensive experience in international financial management and operations with both large cap and small cap companies. He is currently the CFO, Treasurer and Secretary of Lyra Therapeutics, Inc., roles he has served since August, October and October of 2019, respectively. Previously, he served as CFO of Senseonics, Inc., a position he has held from February 2015 to February 2019. Prior to Senseonics, he was CFO of Regado Biosciences Corporation. He has also served as CFO of LifeCell Corporation, a privately held regenerative medicine company, and as chief financial officer of Emergent Biosolutions, a biodefense company. He also has held senior financial positions at BioVeris Corporation, Igen, Inc. and PE Corporation (Applera). Mr. Elsey currently serves on the board of directors and audit committee for RegeneRx Biopharmaceuticals, Inc. and on the board of directors and treasurer for Cancer Support Community. He holds a B.A. degree in Economics and an M.B.A. in Finance from Michigan State University and is a Certified Management Accountant. Mr. Elsey’s significant experience in senior financial positions at both public and privately held companies, and his experience as a board and audit committee member of a public reporting company qualifies him for service on the Board and as Chair of the Audit Committee.

Prabhavathi Fernandes, Ph.D. Dr. Fernandes has served on our Board since April 2020. Previously, she served as a member of the Curetis N.V. Supervisory Board from 2016 until April 1, 2020, and from 2006 until her retirement in 2016, served as President, Chief Executive Officer (“CEO”) and director of Cempra Inc., a company she founded. She has more than 40 years of pharmaceutical discovery, development and management experience having held executive leadership positions at pharmaceutical corporations including Bristol-Myers Squibb Pharmaceutical Research Institute, Abbott Laboratories and The Squibb Institute for Medical Research. After leaving Bristol- Myers Squibb in 1997, she founded and led four biotechnology and CRO companies as President, CEO and director, including Cempra, DarPharma, Ricerca and Small Molecule Therapeutics. During her years in the pharmaceutical industry, she was directly involved with the development of 4 antibiotics for human use and 2 for animal/agricultural use. She is currently the Chairperson of National Biodefense Science Board (NBSB), the Chairperson of the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership (GARDP), a DNDi/WHO initiative, a member of the Clinical Antibacterial Pipeline advisory group for the WHO and member of the ACTIV NIH working group for therapeutics and vaccines for COVID-19. She is on the Board of Directors of Aelin Therapeutics and Ocugen and advises several other companies. She has authored numerous publications and several reviews, book chapters and currently serves as a section editor for Journal of Antibiotics. She obtained her undergraduate and Master’s degree training in India, worked at the University of Ghent, Belgium in Immunochemistry, and received her Ph.D. in Microbiology from Thomas Jefferson University in Philadelphia. Dr. Fernandes’ decades of experience in the biotechnology and pharmaceutical industry with specific expertise in anti-infectives as well as her extensive public company experience both as CEO and director qualifies her for service on our Board.

Oliver Schacht, Ph.D. Mr. Schacht is a corporate finance professional and expert in the molecular diagnostics industry who has served as our CEO and Director since April 2020. In addition, as of August 21, 2021, upon the departure of Timothy C. Dec, Mr. Schacht is serving as the Acting Chief Financial Officer of the Company. He served as CEO of Curetis N.V. from April 2011 until April 2020, and prior to that was a Supervisory Board Member of Curetis AG from mid-2010 until the end of the first quarter of 2011. He was a co-founder and CFO of Epigenomics AG (Berlin, Germany) and the CEO of Epigenomics Inc. (Seattle, USA). Mr. Schacht has extensive experience in developing and implementing commercial strategies and financing measures (including two initial public offerings), as well as in corporate finance, M&A transactions and alliance negotiations. During his time at Epigenomics AG (1999-2011), he headed all central business functions, including corporate finance, investor relations, PR, marketing and business development at the Berlin headquarters. Mr. Schacht also serves as Vice Chairman of the ICBA and on the board of BIO Deutschland e.V. as President and previously as treasurer. Mr. Schacht obtained his Diploma in European Business Administration at the European School of Business in Reutlingen and London in 1994 as well as a Master’s degree and a Ph.D. at the University of Cambridge (UK). During his time at Mercer Management Consulting (now Oliver Wyman) from 1995 to 1999, he worked on projects in M&A, growth strategies and re-organization in the pharmaceutical, biotechnology and other industries. He has co-founded several start-up companies in biotech, IT and education in Europe and the United States. Mr. Schacht’s significant experience in senior financial positions at both public and privately held companies, and his experience as a board member of a public reporting company qualifies him for service on the Board.

Executive Officers

The following information summarizes, for each of our officers, his principal occupations and other employment for at least the last five years:

Oliver Schacht, Ph.D. See above under “Board of Directors.”

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Johannes Bacher. Mr. Bacher has over 20 years of research and development and managerial experience along with extensive expertise in research and development, international project management, finance, human resources and legal affairs. Mr. Bacher has served as our Chief Operating Officer since April 2020. Prior to that, he managed for Curetis all research and development functions in engineering, software, in vitro diagnostics development, innovation and technology, intellectual property and clinical trial operations. Since co-founding Curetis in 2007, he has continuously served as Managing Director and Director Operations (Curetis AG, since 2008) and Chief Operations Officer (Curetis AG, since 2012; Curetis GmbH and publicly listed Curetis N.V. since 2015). Mr. Bacher has a degree in Electrical Engineering from the University of Stuttgart, Germany, and has previously held positions with Hewlett-Packard, Agilent Technologies and Philips Medical Systems.

Board and Board Committees

The Company’s Bylaws provide that the Board, by resolution adopted by a majority of the whole Board, may designate one or more other committees, with each such committee to consist of two or more directors. As of the date of this Proxy Statement, the Board consists of five members. The Board annually elects from its members the Audit and Compensation Committees. The Board may also from time to time appoint ad hoc committees. Currently, the Board has not appointed a Nominating and Corporate Governance Committee. The Board believes the nominating and corporate governance responsibilities are best handled at this time by the full Board given its size.

Each of the standing Committees of the Board operates pursuant to a written Committee Charter. Copies of these Charters can be obtained free of charge from the Corporate Governance portion of the Investors section of the Company’s website, www.opgen.com.

Independence of the Board of Directors

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that the director has no relationship with the Company that would interfere with the director’s exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. Based on the foregoing, the Board has determined that the following nominees and directors satisfy the independence requirements of Nasdaq: Messrs. Crovetto, Elsey and Rhodes, and Dr. Fernandes.

The Board currently consists of Messrs. Crovetto, Elsey and Rhodes and Drs. Fernandes and Schacht. The members of the Committees of the Board as of the date of this Proxy Statement are:

Name	Audit Committee	Compensation Committee
Mario Crovetto	X	X
R. Donald Elsey	Chair
Prabhavathi Fernandes	X	X
William E. Rhodes, III		Chair
Oliver Schacht, Ph.D.

Board Committees

Audit Committee: As of the date of this Proxy Statement, Mr. Elsey (Chair), Mr. Crovetto and Dr. Fernandes serve on the Audit Committee. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” for Audit Committee purposes as such terms are defined in the rules of the Securities and Exchange Commission, or SEC, and the applicable rules of The Nasdaq Stock Market. Mr. Elsey is currently identified as an “audit committee financial expert” as defined in the rules of the SEC.

Pursuant to its charter, the responsibilities of the Audit Committee include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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•	reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	reviewing the Company’s periodic reports to be filed with the SEC;
•	recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•	overseeing our compliance with applicable legal and regulatory requirements;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

Compensation Committee: The Company’s Compensation Committee is currently comprised of Messrs. Crovetto and Rhodes (Chair) and Dr. Fernandes, each of whom meets the Nasdaq listing standards for independence. Pursuant to its charter, the duties of the Compensation Committee include:

•	annually reviewing and recommending to our Board corporate goals and objectives, and determining the achievement thereof, relevant to the compensation of our Chief Executive Officer and other executive officers;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board the compensation of our Chief Executive Officer;
•	determining, or reviewing and recommending to our Board for approval, the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq Stock Market rules;
•	retaining and approving the compensation of any compensation advisors;
•	reviewing and approving, or reviewing and recommending to our Board for approval, our policies and procedures for the grant of equity-based awards;
•	determining or reviewing and making recommendations to our Board with respect to director compensation;
•	preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and
•	reviewing and discussing with our Board corporate succession plans for the Chief Executive Officer and other key officers.

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The Compensation Committee may delegate its authorities with respect to equity compensation to the Chief Executive Officer for employees, other than executive officers, and consultants. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation of employees, including executive officers, other than himself. The Compensation Committee also has the authority and responsibility: (1) to review the fees paid to non-employee directors for service on the Board and its committees, and make recommendations to the Board with respect thereto; and (2) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed. The policy regarding compensation paid to non-employee directors is described in this Proxy Statement and posted on our website.

Nomination of Directors

The full Board acts to evaluate, on an annual basis, the composition of the Board and the skills, qualifications, business attributes and experience of the existing Board members. The specific process for identifying and evaluating new directors, including stockholder-recommended nominees, if any, will vary based on an assessment of the then-current needs of the Board and the Company. The Board will determine the desired profile of a new director, the competencies we are seeking, including experience in one or more areas of need, as determined by the Board. Candidates will be evaluated in light of the target criteria chosen. The Board does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates. See page 11 for a description of the process by which a stockholder can propose a candidate for consideration by the Board.

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairman of the Board. Separating these positions allows our Chief Executive Officer to focus on day-to-day Company business, while allowing our Board Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. Oliver Schacht, Ph.D. has served as our Chief Executive Officer since April 2020, and William E. Rhodes, III, one of our independent directors, has served as Board Chairman since April 2020.

The Board assesses this leadership structure on an annual basis to ensure the interests of the Company and its stockholders are best served. Our Board has determined that its current structure, with the separation of the Chairman and Chief Executive Officer roles, is in the best interests of the Company and its stockholders at this time. The Board determined that the current leadership structure would best enable the Chief Executive Officer to focus all of his time on running the operations and strategy of the business, allowing Chairman to focus on oversight and advice to the Chief Executive Officer and Executive Committee members and leadership team.

Board Role in Risk Management

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the principal risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified financial statement-related risks and reporting the same to the Audit Committee. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm, and privately with our Chief Financial Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the principal risks associated with our business and periodic updates to such risks, and reports to our Board regarding these activities.

The Compliance Committee oversees the management of our operational and business risks, with particular emphasis on the operational, healthcare and regulatory risks and compliance needs of the organization. Our chief compliance officer is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified operationally, healthcare and regulatory-related risks and reporting the same to the Compliance Committee.

The Compensation Committee assesses the impact risks inherent in the annual and long-term incentive plans could have on the Company. After review, the Compensation Committee does not believe that the Company’s executive compensation practices or programs are likely to have a material adverse effect on the Company.

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Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.opgen.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Certain Relationships and Related Person Transactions

Other than compensation arrangements with our directors and executive officers, there were and are no transactions or series of similar transactions, during our last two fiscal years, to which we were a party or will be a party, in which: (i) the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company's total assets at year end for the past two completed fiscal years; and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described in the proxy statement for our 2021 Annual Meeting of Stockholders, which proxy statement was filed with the Securities and Exchange Commission on April 26, 2021.

Policies for Approval of Related Person Transactions

We have adopted a written policy that transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each, a related person, must be approved by our Audit Committee.

Communications with the Board of Directors

Stockholders who want to communicate with members of the Board, including the independent directors, individually or as a group, should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Chair of the Audit Committee, OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850. The Chair of the Audit Committee will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

There have been no changes to the procedures by which interested parties may communicate with the Board.

Procedures for Nominating a Director Candidate

The Board considers nominations by stockholders who recommend candidates for election to the Board. The Board evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. A stockholder seeking to recommend a prospective candidate for the Board’s consideration may do so by writing to the Corporate Secretary c/o OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850. Recommendations submitted for consideration by the Board in preparation for the 2022 Special Meeting of Stockholders must be received after the close of business on December 26, 2021 (calculated based on April 25, 2021), which is the 120th day prior to the first anniversary of the date on which the Company’s proxy statement was first made available to its stockholders in connection with the 2021 Annual Meeting, and no later than the close of business on January 25, 2022, which is the 90th day prior to the first anniversary of the date on which such proxy statement was first made available to our stockholders in connection with such 2021 Annual Meeting. If we change the date of the 2022 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, recommendations for director candidates must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed and public disclosure was made.

Each notice of recommendation must contain the information required under our Bylaws, including: (a) for each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Company which are beneficially owned by such person. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

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PROPOSALS TO BE ACTED UPON AT THE SPECIAL MEETING

PROPOSAL NO. ONE – APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CHARTER”) TO REDUCE THE STOCKHOLDER VOTE REQUIREMENT FOR FUTURE CHANGES TO THE CHARTER.

The Company’s Charter currently requires that both the Board of Directors and the stockholders holding at least sixty-six and two-thirds percent (66 2/3%) of the voting power of outstanding shares of capital stock entitled to vote on the matter approve any amendment to the Charter. The Board is requesting that stockholders approve a reduction in that stockholder vote requirement for future amendments to the Company’s Charter to a majority of the outstanding shares of stock entitled to vote on the matter (“Charter Amendment No. 1”).

If the stockholders approve the Charter Amendment No. 1, the Company will file a Certificate of Amendment to the Charter to amend and replace Articles SEVENTH and NINTH in their entirety, to read as follows:

“SEVENTH: Notwithstanding the provisions of the General Corporation Law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, no amendment of any provision of this Certificate of Incorporation shall be made unless such amendment has been approved both by the board of directors of the Corporation and by the stockholders of the Corporation by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.”

“NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. The affirmative vote of the holders of at least a majority of the voting power of the shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article NINTH, Article FIFTH, or Articles SIXTH, SEVENTH or EIGHTH.”

Except for the changes to Articles SEVENTH and NINTH, all of the remaining provisions in the Certificate of Incorporation will remain in full force and effect without change, subject to the proposed change to Article FOURTH of the Charter if Proposal No. Two is adopted by the stockholders. This description is qualified by the full text of the Charter Amendment No. 1, which is attached as Appendix A to this Proxy Statement.

The Board is requesting this amendment to the Charter for the following reasons:

•	The proposed majority vote standard for Charter amendments matches the standard set forth in the Delaware General Corporation Law;
•	The Company tried, without success, at its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) to seek stockholder approval of an Amendment to the Charter to increase the number of shares authorized for issuance by the Company;
•	The Company needs to obtain stockholder approval to increase the number of shares of common stock available for future issuance for the reasons set forth in Proposal No. Two below;
•	The Company is aware that its stockholder base consists of a large number of individual stockholders and hedge funds, rather than institutional holders, and is aware that procuring the vote of such stockholders is difficult, time consuming and expensive;
•	A large percentage of the Company’s shares are held in street name and it is becoming increasingly difficult and expensive to identify the beneficial owners in order to solicit their proxies; and
•	The Company is aware that the volume of trading in its common stock is high, which leads to a turnover in its stockholder base that reduces the chance that the holders of our stock on the record date will still hold the stock on a meeting date and, therefore, may not be inclined to vote such shares.

Background of and Rationale for the Proposal

On April 26, 2021, the Company published its proxy statement for its 2021 Annual Meeting, scheduled for June 9, 2021, which proxy statement included a proposal to amend the Company’s Charter to increase the authorized shares of common stock from 50,000,000 to 100,000,000 shares. The record date for the 2021 Annual Meeting was April 15, 2021, and 38,266,482 shares of common stock were outstanding at that time. The Company hired a proxy solicitor to assist the Company in soliciting proxies for the 2021 Annual Meeting, particularly because the proposal to amend the Charter required the vote of 66 2/3% of the voting power of outstanding shares of common stock, all of which were entitled to vote on the matter.

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The 2021 Annual Meeting was held on June 9, 2021, as scheduled, however the proposal to amend the Charter was adjourned for lack of the necessary vote on the proposal. During June and July 2021, we increased our efforts to achieve the necessary vote for the proposal. However, on August 4, 2021 we announced that we had cancelled the adjourned portion of the 2021 Annual Meeting due to a failure to receive the necessary vote. We cancelled the adjourned portion of the meeting because we determined that there was no realistic chance of obtaining the vote required to approve the proposal. At the time of cancellation, only 18,192,102 shares of common stock had been voted on the proposal, representing approximately 47.5% of the 38,266,482 shares outstanding as of the record date. In addition, only 12,168,015 shares of common stock had voted in favor of the proposal (representing 31.8% of the outstanding). The remaining votes were votes against and abstentions, which count as votes against. The proposal required the affirmative vote of 25,510,988 shares in order to be approved. As such, the vote in favor of the proposal at the time of the meeting was far below the amount required to approve the proposal (an additional 13,342,973 shares would have been required to vote in favor for the proposal to pass). In addition, based on the voting reports provided by the company’s proxy solicitor, few additional shares were being voted on the proposal by stockholders in the days and weeks prior to cancelling the adjourned portion of the 2021 Annual Meeting. Given the large individual nature of the Company’s stockholder base, many of whom hold their shares in street name, the high volume trading of the stock, and the inability of the Company or its proxy solicitor to identify sufficient remaining stockholders, we determined it was prudent to cancel the adjourned portion of the 2021 Annual Meeting and focus our efforts on pursuing a financing, which financing terms could potentially be used to resolve the Company’s authorized share issue.

Although we cancelled the adjourned portion of the 2021 Annual Meeting, we continue to need stockholder approval of an increase in the number of shares of common stock in order to continue with our ability to finance the Company through equity offerings as we work to transition the Company from a research and development-focused company to a commercialization-focused company. At present we do not receive sufficient cash flow from operations to support our business activities, and equity financings remain as a vital tool for raising capital. Without a substantial increase in the number of shares available for future issuances we are concerned that the Company will be unable to meet its obligations, continue to grow its business and may become insolvent. In order to achieve the vote needed to increase the number of authorized shares of common stock, we believe we must lower the voting threshold to a majority of the outstanding shares entitled to vote on the matter.

Because we were unable to procure the vote necessary to increase the number of shares of authorized common stock, on October 18, 2021 we closed a preferred stock financing, in which we issued 150,000 shares of Series B Convertible Preferred Stock, or the Preferred Stock, with an aggregate stated value of $15 million. Each share of Preferred Stock is initially convertible into 50 shares of common stock. The terms of the Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock, or the Certificate of Designation, filed with the State of Delaware and effective on October 15, 2021. The shares of Preferred Stock do not have any voting rights except with respect to the proposals presented at this Special Meeting or otherwise as required by law. With respect to the proposals presented at this Special Meeting (other than Proposal No. Three), each share of Preferred Stock is entitled to 30,000 votes on each proposal, which is referred to as supermajority voting, provided, that on Proposal No. Two, the votes by the Preferred Stock holder will be counted in the same proportion as the aggregate votes cast by the holders of common stock who vote at the Special Meeting. The holder of Preferred Stock is not entitled to vote on Proposal No. Three relating to an adjournment of the Special Meeting. We needed to provide the investor purchasing the Preferred Stock with these negotiated terms, including the supermajority voting, in order to provide needed financing to the Company to fund its operations and to secure an investor committed to voting for the proposals presented at this Special Meeting. The shares of Preferred Stock are outstanding as of the record date for this Special Meeting. If Proposal No. Two presented at this Special Meeting is approved by the stockholders, the Preferred Stock will automatically convert to common stock, subject to our compliance with the following equity conditions: (a) any liquidated damages incurred under the Certificate of Designation, if any, have been paid; (b) there is an effective registration statement pursuant to which the Company can issue the common stock or the holder can resell such shares, or all such shares of common stock can be sold under Rule 144 promulgated under the Securities Act without registration, or all shares of common stock issuable upon conversion of the Preferred Stock, or the Conversion Shares, may be issued to the holder pursuant to Section 3(a)(9) of the Securities Act and immediately resold without restriction; (c) the common stock and all of the Conversion Shares are listed for trading on a stock exchange; (d) there is a sufficient number of authorized but unissued or otherwise unreserved shares of common stock for the issuance of all such Conversion Shares; (e) the issuance of the Conversion Shares will not result in the holder holding more than 9.99% of the outstanding common stock of the Company; (f) approval of Proposal No. Two shall have been received and effective; (g) there has been no public announcement of a fundamental or change in control transaction involving the Company; (h) the holder of the Preferred Stock is not in possession of material, non-public information provided by the Company or any of its officers, directors, employees, agents or affiliates; and (i) we shall have honored all optional conversions prior to such date. In addition, as part of the Preferred Stock financing, the Company issued warrants to acquire 7,500,000 shares of common stock, or the Common Warrants. The Common Warrants have a five year term from their initial exercise date and an exercise price of $2.05 per share. The Common Warrants can be exercised for cash or by cashless exercise.

If Proposal No. Two is approved, the Preferred Stock holder will no longer be entitled to vote on matters presented to the common stock holders, without converting its Preferred Stock, thereby eliminating the supermajority voting rights of the Preferred Stock.

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The Board has approved the Charter Amendment No. 1. If the Charter Amendment No. 1 is approved, the Company intends to file the Certificate of Amendment No. 1 with the Secretary of State of the State of Delaware the morning of the Special Meeting. The Charter Amendment will then become effective upon filing of the Certificate of Amendment No. 1 with the Secretary of State of the State of Delaware.

Because the current Charter requires the vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of outstanding shares of capital stock eligible to vote, it is vitally important that all stockholders cast their votes in favor of this Proposal No. One.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” Proposal No. One.

PROPOSAL NO. TWO – APPROVAL OF AMENDMENT TO THE CHARTER TO INCREASE THE AUTHORIZED SHARES

The Company’s Charter currently authorizes the Company to issue a total of 60,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, and 10,000,000 shares of preferred stock. The Board is requesting stockholder approval of an amendment to the Charter to increase the authorized number of shares of capital stock from 60,000,000 to 110,000,000 and shares of common stock from 50,000,000 shares to 100,000,000 shares (the “Charter Amendment No. 2”). The Company is not seeking any change to the number of shares of authorized preferred stock.

If the stockholders approve the Charter Amendment No. 2, the Company will file a Certificate of Amendment to the Charter to amend and replace the first sentence of Article FOURTH, in its entirety, to read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 110,000,000 shares of capital stock, consisting of 100,000,000 shares designated as Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.”

Except for the first sentence of Article FOURTH, all of the remaining provisions in the Certificate of Incorporation will remain in full force and effect without change, except for Article SEVENTH, assuming that Proposal No. One is adopted by the stockholders, and the Charter Amendment No. 1 is filed and effective. This description is qualified by the full text of the Charter Amendment No. 2, which is attached as Appendix B to this Proxy Statement.

The additional common stock to be authorized by adoption of the Charter Amendment No. 2 would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed Charter Amendment No. 2 would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. Though the increase in authorized common stock could make more difficult or discourage attempts to obtain control of the Company, thereby having an implicit anti-takeover effect, the Board does not view this proposal as an anti-takeover mechanism. The increase in authorized shares of common stock is not being proposed in response to any known threat to acquire control of the Company.

Background of and Rationale for the Proposal

The Company has financed its operations primarily through public and private offerings of securities, debt financing, and revenue from product sales and license agreements. Until the Company can continually generate positive cash flow from operations, it will need to continue to fund its operations with the proceeds of offerings of the Company’s securities. The Company will need additional capital to further fund product development and implement its business plan, including its commercialization efforts, as well as to repay its debt obligations. The Company intends to cover future operating expenses through cash on hand, revenue derived from product sales, and through the issuance of additional Company securities. Depending on market conditions, the Company cannot be sure that additional financing will be available when needed or that, if available, financing will be obtained on terms favorable to the Company or its stockholders.

Over the past several years, the Company has utilized similar facilities to fund operations. During the year ended December 31, 2020, the Company raised net proceeds of approximately $25.1 million through the sale of 12,364,225 shares of Company common stock in public offerings and private placements and received approximately $8.7 from the exercise of 4,341,000 warrants. During the year ended December 31, 2019, the Company raised net proceeds of approximately $13.1 million through the sale of 5,150,000 shares of Company common stock in public offerings.

However, as noted above in Proposal No. One, at its 2021 Annual Meeting, the Company was not able to secure a sufficient vote necessary to adopt a proposal to increase the number of authorized shares. In order to obtain needed financing to fund its operations, the Company entered into the Preferred Stock financing that, among other rights, gave the Preferred Stock holder supermajority voting rights with respect to the matters presented at this Special Meeting. In particular, with respect to this proposal, the supermajority voting rights permit the Preferred Stock holder to cast 30,000 votes per share of Preferred Stock, provided, that such votes must be counted by the Company in the same proportion as the aggregate shares of common stock voted on the proposal. If the proposals submitted at this Special Meeting are not approved by stockholders, the Company’s ability to fund its operations through equity financings would be severely impacted, which could have a material adverse effect on the Company’s financial condition.

14

If the Charter Amendment No. 2 is approved, the newly authorized shares would be unreserved and available for issuance upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine. Although the Board has no present plans or proposals to issue the additional shares of common stock that would be authorized by the Charter Amendment No. 2, other than reserving the aggregate of 15,000,000 shares of common stock that will be issued upon the conversion of the Preferred Stock and the exercise, if any, of the Common Warrants, the Company believes that the proposed increase in the number of authorized shares of common stock is desirable in order to enhance flexibility in taking possible future actions, such as raising additional equity capital to support the Company’s business plan and operations, stock-based acquisitions, equity compensation awards or other corporate purposes.

The proposed amendment will allow the Company to accomplish these objectives without further stockholder approval, unless such approval is expressly required by applicable law. By approving the increase now, in advance of any specific need or plans, the Company will be able to act in a timely manner when such a need arises, when market conditions are favorable to the Company or when the Board believes it is in the best interests of the Company and its stockholders to take action, without the delay and expense that would be required at that time to obtain stockholder approval of such an increase as a special meeting of stockholders.

If Company stockholders do not approve the Charter Amendment No. 2, the Company may not be able to access the capital markets and raise the capital necessary to execute its business plan; attract, retain and motivate employees; or pursue other business opportunities integral to the Company’s growth and success.

The Board has approved the Charter Amendment No. 2. If the Charter Amendment No. 2 is approved, the Company intends to promptly file a Certificate of Amendment with the Secretary of State of the State of Delaware. The Charter Amendment will then become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Assuming that Proposal No. One is adopted by the stockholders at this Special Meeting, the affirmative vote of the holders of majority of the combined voting power of the outstanding shares of common stock and Preferred Stock, voting together, present in person or represented by proxy and entitled to vote on the proposal will be required to approve the Charter Amendment No. 2. If the Proposal No. One is not approved, the approval of the amendment to our Charter to increase the number of authorized shares requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of the outstanding shares of common stock and Preferred Stock, voting together, present in person or represented by proxy and entitled to vote on the proposal. The holders of common stock have the right to cast one (1) vote per share of common stock on this proposal. The holders of Preferred Stock have the right to cast 30,000 votes per share of Preferred Stock on this proposal, provided, that such votes must be counted by the Company in the same proportion as the aggregate shares of common stock voted on the proposal. Abstentions will be counted as present for the purposes of determining the presence of a quorum, but will have the same effect as an “against” vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” Proposal No. Two.

RISKS TO THE COMPANY IF THESE PROPOSALS ARE NOT APPROVED

If Proposal No. One and Proposal No. Two presented at this Special Meeting are not approved by stockholders, the Company will experience the following material adverse impacts:

•	The Company will not be able to issue shares of common stock underlying the conversion of the Preferred Stock or the exercise of the Common Warrants sold as part of the Preferred Stock financing, which will result in serious financial consequences for the Company;
•	Under the Preferred Stock terms, if Proposal No. Two is not approved at this Special Meeting, the Company will be obligated to hold successive special meetings of stockholders until the Proposal No. Two is approved, which could represent a significant expense to the Company;
•	If Proposal No. One is not approved, any future amendments to the Charter will continue to require a vote of 66 2/3% of the combined voting power of outstanding shares entitled to vote, which has been shown to be difficult, if not impossible, for the Company to secure, leading to a substantial restriction on the Company’s ability to engage in equity financings necessary in order for it to operate its business;

15

•	Until its cash flows from operations are sufficient to sustain the Company’s growth, the Company needs to rely on equity financing as an important tool to raise capital, which cannot be accomplished unless Proposal No. Two is approved; and
•	The Company believes that it needs to be positioned over the next few years to be able to conduct equity offerings at times when the market for the Company’s securities is possible and positive for the Company and its existing investors, which cannot be accomplished unless Proposal No. Two is approved.

Each of these risks is likely to have a material adverse impact on the Company and its financial condition if the proposals presented at this Special Meeting are not approved. The Board unanimously recommends that its stockholder vote FOR both Proposal No One and Proposal No. Two.

PROPOSAL NO. THREE - TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. TWO.

Background of and Rationale for the Proposal

The Board believes that if the number of shares of the Company’s common stock and Preferred Stock outstanding and entitled to vote at the Special Meeting is insufficient to approve Proposal No. Two, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Charter Amendment No. 2 (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Charter Amendment No. 2.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock and Preferred Stock, as counted to mirror the common stock votes cast, will vote against the Charter Amendment No. 2, we could adjourn or postpone the Special Meeting without a vote on the Charter Amendment No. 2 and use the additional time to solicit the holders of those shares to change their vote in favor of the Charter Amendment No. 2.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting will be required to approve the Adjournment Proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” Proposal No. Three.

16

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Special Meeting other than as set forth herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability of Proxy Materials is being delivered to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us at our corporate offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850, or by telephone: (240) 813-1260.

Stockholders who share an address but are receiving multiple copies of the Notice of Internet Availability of Proxy Materials may contact us through our corporate offices at 9717 Key West Ave, Suite 100, Rockville, MD 20850, or by telephone: (240) 813-1260 to request that a single copy be delivered.

STOCKHOLDER PROPOSALS

Proposals from stockholders intended to be presented at the next annual meeting of stockholders should be addressed to OpGen, Inc., Attention:  Corporate Secretary, 9717 Key West Ave, Suite 100, Rockville, MD 20850.  We must receive the proposals by no earlier than 120 days and no later than 90 days prior to the first anniversary of the date on which the proxy statement for the 2021 Annual Meeting of Stockholders was first made available to our stockholders in connection with the 2021 Annual Meeting, or no earlier than December 26, 2021 and no later than January 25, 2022. If we change the date of the next annual meeting by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the next annual meeting and not later than 10 days following the announcement or public disclosure of such meeting date in order to be considered for inclusion in the proxy materials.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the proxy statement and proxy for next year’s annual meeting in accordance with applicable law.  It is suggested that stockholders forward such proposals by Certified Mail—Return Receipt Requested. Any nominations for director positions will be accepted in accordance with the procedures described in this Proxy Statement under the heading “Procedures for Nominating a Director Candidate.”

BY ORDER OF THE BOARD OF DIRECTORS

OF OPGEN, INC.

William E. Rhodes, Chairman of the Board of Directors

17

Appendix A

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
OPGEN, INC.

OpGen, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”);

DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The name of the corporation (the “Corporation”) is: OpGen, Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of Delaware on May 7, 2015 (the “Restated Certificate”), a Certificate of Correction of the Restated Certificate was filed with the office of the Secretary of State of Delaware on June 6, 2016 (the “Certificate of Correction”), a Certificate of Amendment of the Restated Certificate was filed with the office of the Secretary of State of Delaware on January 17, 2018 (the “2018 Amendment”), and a Certificate of Amendment of the Restated Certificate was filed with the office of the Secretary of State of Delaware on August 28, 2019 (the “2019 Amendment”, and together with the Restated Certificate, the Certificate of Correction and the 2018 Amendment, the “Charter”).

THIRD: The Charter is hereby amended as follows:

(a) Article SEVENTH of the Charter is hereby deleted and replaced in full with the following:

“SEVENTH: Notwithstanding the provisions of the General Corporation Law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, no amendment of any provision of this Certificate of Incorporation shall be made unless such amendment has been approved both by the board of directors of the Corporation and by the stockholders of the Corporation by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.”

FOURTH: The Charter is hereby amended as follows:

“NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. The affirmative vote of the holders of at least a majority of the voting power of the shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article NINTH, Article FIFTH, or Articles SIXTH, SEVENTH or EIGHTH.”

FIFTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

SIXTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this _____ day of ______________, 2021.

OPGEN, INC.

By: _____________________________

Name:

Title:

A-1

Appendix B

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
OPGEN, INC.

OpGen, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”);

DOES HEREBY CERTIFY AS FOLLOWS:

FIRST: The name of the corporation (the “Corporation”) is: OpGen, Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of Delaware on May 7, 2015 (the “Restated Certificate”), a Certificate of Correction of the Restated Certificate was filed with the office of the Secretary of State of Delaware on June 6, 2016 (the “Certificate of Correction”), a Certificate of Amendment of the Restated Certificate was filed with the office of the Secretary of State of Delaware on January 17, 2018 (the “2018 Amendment”), a Certificate of Amendment of the Restated Certificate was filed with the office of the Secretary of State of Delaware on August 28, 2019 (the “2019 Amendment”), and a Certificate of Amendment of the Restated Charter was filed with the office of the Secretary of State of Delaware on December 8, 2021 (the “First 2021 Amendment” and together with the Restated Certificate, the Certificate of Correction, the 2018 Amendment and the 2019 Amendment, the “Charter”).

THIRD: The Charter is hereby amended as follows:

(a) Article FOURTH of the Charter is hereby amended by changing the first sentence so that it shall read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 110,000,000 shares of capital stock, consisting of 100,000,000 shares designated as Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.”

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall be deemed effective upon its filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this _____ day of ______________, 2021.

OPGEN, INC.

By: _____________________________

Name:

Title:

B-1

OPGEN, INC.

9717 Key West Ave, Suite 100

Rockville, MD 20850

SPECIALMEETING OF STOCKHOLDERS – DECEMBER 8, 2021
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON STOCK

The undersigned stockholder of OpGen, Inc. hereby constitutes and appoints Oliver Schacht, Ph.D. and Matthew Jones as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock standing in the name of the undersigned at the Special Meeting of Stockholders to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on December 8, 2021, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof, upon the following:

Proposal One: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to reduce the stockholder vote required for future amendments to the Charter:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal Two: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of capital stock from 60,000,000 to 110,000,000 and shares of common stock from 50,000,000 shares to 100,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal Three: Approval of an adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Two.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Please check if you intend to be present at the meeting: ☐

Date: ____ ___________________
Signature: ___________________
Signature: ________________
Title:_________________

Voting Instructions

You may vote your proxy in the following ways:

☐ Via Internet:

☐ Login to www.pstvote.com/opgenspecial2021

☐ Enter your control number (12 digit number located below)

☐Via Mail:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on December 7, 2021.

 OPGEN, INC.

9717 Key West Ave, Suite 100

Rockville, MD 20850

SPECIALMEETING OF STOCKHOLDERS – DECEMBER 8, 2021
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED STOCK

The undersigned stockholder of OpGen, Inc. hereby constitutes and appoints Oliver Schacht, Ph.D. and Matthew Jones as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of Preferred Stock standing in the name of the undersigned at the Special Meeting of Stockholders to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on December 8, 2021, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof, upon the following:

Proposal One: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to reduce the stockholder vote required for future amendments to the Charter:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal Two: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of capital stock from 60,000,000 to 110,000,000 and shares of common stock from 50,000,000 shares to 100,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Please check if you intend to be present at the meeting: ☐

Date: ____ ___________________
Signature: ___________________
Signature: ________________
Title:_________________

Voting Instructions

You may vote your proxy in the following ways:

☐ Via Internet:

☐ Login to www.pstvote.com/opgenspecial2021

☐ Enter your control number (12 digit number located below)

☐Via Mail:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on December 7, 2021.